May 27, 1999

                      T.O. RICHARDSON SECTOR ROTATION FUND
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                          Supplement to the Prospectus
                             dated December 30, 1998

We are pleased to announce that the Board of Trustees for T.O. Richardson Sector Rotation Fund has approved a reduction to the Fund's Redemption Fee from 1.25% to 1.00% of the current market value of the shares redeemed, effective immediately.

The Prospectus is amended as follows:

Page 7

Under the subheading "What are the Costs of Investing in the Fund?" the following change is made:

         Redemption Fee.................................................1.00%(1)


(1) On redemptions of Fund shares held for less than one year, the Fund charges a fee of 1.00% of the current market value of Fund shares redeemed. This fee is paid to the Fund. This fee is waived for Fund shareholders that were previously private clients of the Advisor. Fund shares purchased through dividend reinvestment are not subject to the fee. If you redeem shares by wire, you may be charged a $12 service fee. See "Redeeming Shares of the Fund."

         Please   retain   this   Supplement   with   your
         Prospectus for future reference.